SCHEDULE A

As of December 10, 20081

The Lord Abbett Family of Funds

FUNDS	CLASSES

Lord Abbett Affiliated Fund, Inc.	A, B, C, F, I, P, R2, R3

Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund	A, B, C, F, I, P, R2, R3

Lord Abbett Bond-Debenture Fund, Inc.	A, B, C, F, I, P, R2, R3

Lord Abbett Developing Growth Fund, Inc.	A, B, C, F, I, P, R2, R3

Lord Abbett Global Fund, Inc.
Lord Abbett Global Allocation Fund	A, B, C, F, I, P, R2, R3
Lord Abbett Developing Local Markets Fund	A, B, C, F, I, P, R2, R3

Lord Abbett Investment Trust
Lord Abbett Balanced Strategy Fund	A, B, C, F, I, P, R2, R3
Lord Abbett Convertible Fund	A, B, C, F, I, P, R2, R3
Lord Abbett Core Fixed Income Fund	A, B, C, F, I, P, R2, R3
Lord Abbett Diversified Equity Strategy Fund	A, B, C, F, I, P, R2, R3
Lord Abbett Diversified Income Strategy Fund	A, B, C, F, I, P, R2, R3
Lord Abbett Floating Rate Fund	A, B, C, F, I, R2, R3
Lord Abbett Growth & Income Strategy Fund	A, B, C, F, I, P, R2, R3
Lord Abbett High Yield Fund	A, B, C, F, I, P, R2, R3
Lord Abbett Income Fund	A, B, C, F, I, P, R2, R3
Lord Abbett Short Duration Income Fund	A, B, C, F, I, P, R2, R3
Lord Abbett Total Return Fund	A, B, C, F, I, P, R2, R3

Lord Abbett Large-Cap Growth Fund	A, B, C, F, I, P, R2, R3

Lord Abbett Mid-Cap Value Fund, Inc.	A, B, C, F, I, P, R2, R3

Lord Abbett Municipal Income Fund, Inc.
Lord Abbett California Tax-Free Income Fund	A, C, F, P
Lord Abbett Connecticut Tax-Free Income Fund	A, F, P
Lord Abbett Hawaii Tax-Free Income Fund	A, F, P
Lord Abbett Missouri Tax-Free Income Fund	A, F, P
Lord Abbett National Tax-Free Income Fund	A, B, C, F, I, P
Lord Abbett New Jersey Tax-Free Income Fund	A, F, P
Lord Abbett New York Tax-Free Income Fund	A, C, F, P

A-1

Lord Abbett Municipal Income Trust
Lord Abbett High Yield Municipal Bond Fund	A, B, C, F, I, P
Lord Abbett Intermediate Tax-Free Fund	A, B, C, F, P
Lord Abbett Short Duration Tax Free Fund[1]	A, B, C, F, I
Georgia Series	A, F, P
Pennsylvania Series	A, F, P

Lord Abbett Research Fund, Inc.
Lord Abbett America’s Value Fund	A, B, C, F, I, P, R2, R3
Lord Abbett Growth Opportunities Fund	A, B, C, F, I, P, R2, R3
Lord Abbett Large-Cap Core Fund	A, B, C, F, I, P, R2, R3
Small-Cap Value Series	A, B, C, F, I, P, R2, R3

Lord Abbett Securities Trust
Lord Abbett All Value Fund	A, B, C, F, I, P, R2, R3
Lord Abbett Alpha Strategy Fund	A, B, C, F, I, P, R2, R3
Lord Abbett International Core Equity Fund	A, B, C, F, I, P, R2, R3
Lord Abbett International Dividend Income Fund	A, B, C, F, I, R2, R3
Lord Abbett International Opportunities Fund	A, B, C, F, I, P, R2, R3
Lord Abbett Large-Cap Value Fund	A, B, C, F, I, P, R2, R3
Lord Abbett Micro-Cap Growth Fund	A, I
Lord Abbett Micro-Cap Value Fund	A, I
Lord Abbett Value Opportunities Fund	A, B, C, F, I, P, R2, R3

Lord Abbett Series Fund, Inc.
All Value Portfolio	All Value Portfolio (VC)
America’s Value Portfolio	America’s Value Portfolio (VC)
Bond-Debenture Portfolio	Bond-Debenture Portfolio (VC)
Growth and Income Portfolio	Growth and Income Portfolio (VC, P)
Growth Opportunities Portfolio	Growth Opportunities Portfolio (VC)
International Portfolio	International Portfolio (VC)
Large-Cap Core Portfolio	Large-Cap Core Portfolio (VC)
Mid-Cap Value Portfolio	Mid-Cap Value Portfolio (VC)

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.	A, B, C, I

[1]	As amended on December 10, 2008 to reflect the addition of Lord Abbett Short Duration Tax Free Fund, a series of Lord Abbett Municipal Income Trust.

A-2